SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)   May 17, 2010

WINDTAMER CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

New York

(State or Other Jurisdiction of Incorporation)

000-53510	16-1610794
(Commission File Number)	(IRS Employer Identification No.)

156 Court Street Suite #7, Geneseo, New York	14454
(Address of Principal Executive Offices)	(Zip Code)

(585) 243-4040

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)    On May 17, 2010, the Board of Directors of WindTamer Corporation (the "Company"), approved the repricing of all outstanding compensatory options to purchase common stock of the Company ("Common Stock") held by officers (including the principal executive officer, principal financial officer, and named executive officers of the Company), other employees, current and former non-employee directors and independent contractors with exercise prices in excess of $0.29 per share of Common Stock previously granted under the Amended and Restated 2008 Equity Incentive Plan (the "Options").  As a result, the exercise price of the Options was lowered to $0.29 per share of Common Stock, an amount equal to the last trade of the Common Stock on the OTC Bulletin Board on May 17, 2010. There was no change in the number of shares subject to each Option, vesting or other terms of the Options. 5,245,000 stock options held by 18 persons were repriced pursuant to this action of the Board of Directors. The following numbers of repriced Options were issued to our principal executive officer, principal financial officer, and named executive officers of the Company:

Named Executive Officer (title)	Number of Replacement Options
William A. Schmitz (President and CEO)	1,500,000
Molly Hedges (acting CFO, Controller and VP of Finance)	100,000
Adeeb Saba (VP of Operations)	400,000

The Board of Directors effectuated the repricing to realign the value of the Options with their intended purpose, which is to retain and motivate the holders of the Options to continue to work in the best interests of the Company. Prior to the repricing, many of the Options had exercise prices well above the recent market prices of the Company's common stock on the OTC Bulletin Board. The Options were repriced unilaterally and the consent of holders was neither necessary nor obtained.

Item 7.01 Regulation FD Disclosure

On May 19, 2009, the Company issued a press release announcing the termination of employment of Gerald E. Brock and his employment agreement with the Company effective June 15, 2010.  The press release also announced the appointment of its Vice President of Finance and Controller Molly Hedges, as acting Chief Financial Officer.  A copy of the press release announcing these events is attached hereto as Exhibit 99.1.

Item 9.01

(d)    Exhibits

Exhibit Number	Description

99.1	Press Release issued May 19, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WINDTAMER CORPORATION

Date: May 20, 2010	By:	/s/ William A. Schmitz
Name: William A. Schmitz Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release issued May 19, 2010